UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

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☐ Soliciting Material Pursuant to §240.14a-12

PINE GROVE ALTERNATIVE INSTITUTIONAL FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PINE GROVE ALTERNATIVE INSTITUTIONAL FUND

June XX, 2014

Dear Shareholders:

The enclosed Proxy Statement discusses the proposals to be voted upon by the shareholders (the “Shareholders”) of Pine Grove Alternative Institutional Fund (the “Trust”). Please review the Proxy Statement and cast your vote on the proposals. The Trust’s Board of Trustees (the “Board”) recommends that you vote FOR the proposals.

As discussed in more detail in the enclosed Proxy Statement, Pine Grove Asset Management LLC (“Pine Grove” or the “Adviser”), the investment adviser of the Trust, has agreed to be acquired by Man Principal Strategies Corp. (“MPS”), a subsidiary of Man Group plc (“Man”) (the “Transaction”).  The Transaction, if consummated, will result in a change of control of the Adviser.  To provide for continuity in the operation of the Trust, you are being asked to approve new investment advisory agreement between the Trust and the Adviser (the “New Agreement”).  The Adviser is a Delaware limited liability company that is registered as an investment adviser with Securities and Exchange Commission (“SEC”).  In addition, you are being asked to elect a new nominee to the Board.

Under the New Agreement, investment advisory services will be provided to the Trust on substantially the same terms and for the same fees currently in effect under the current advisory agreement between the Trust and the Adviser (the “Current Agreement”).  The Trust’s investment objectives will not change as a result of the Transaction, and the senior personnel and the investment advisory personnel of the Adviser, who currently manage the Trust, are expected to continue to do so after the closing of the Transaction.

The Transaction and the proposals are discussed in detail in the enclosed Proxy Statement. The Transaction, which is subject to various conditions, will not change the names of the Trust or alter the number of shares you own in the Trust.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSALS.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If you have any questions about the proposals or the voting instructions, please call (908) 273-6321.

Very truly yours,

Matthew Stadtmauer
President

Pine Grove Alternative Institutional Fund (the “Trust”)

c/o Pine Grove Asset Management LLC

25 DeForest Avenue

Summit, NJ 07901

(908) 273-6321

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

June XX, 2014

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on July 23, 2014.

To the Shareholders of the Trust:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Trust will be held in the offices of Pine Grove Asset Management LLC (“Pine Grove” or the “Adviser”), the investment adviser of the Trust, at 25 DeForest Avenue, Summit, NJ 07901, on July 23, 2014 at 10 a.m. Eastern time.

As discussed in more detail in the enclosed Proxy Statement, Pine Grove has agreed to be acquired by Man Principal Strategies Corp. (“MPS”), a subsidiary of Man Group plc (“Man”), subject to certain conditions (the “Transaction”).  Pine Grove, a Delaware limited liability company, is registered with the U.S. Securities and Exchange Commission as an investment adviser.

As described in the Proxy Statement, Pine Grove will continue to be the investment adviser to the Trust after the closing of the Transaction (the “Closing”).  Pine Grove does not anticipate any changes in its senior personnel, and the individuals who serve as executive management of Pine Grove have entered into employment agreements with Man.

Upon the Closing, the Trust’s current investment advisory agreement with Pine Grove (the “Current Agreement”) will automatically terminate.

To provide for continuity in the operation of the Trust, the Shareholders are being asked to vote FOR the following proposals:

1.       To approve a new investment advisory agreement between the Trust and Pine Grove (the “New Agreement”) to become effective upon the Closing;

2.       To approve the election of Mattia Auriemma, the new independent trustee nominee, (the “Nominee”) to the Trust’s Board of Trustees; and

3.       To transact any other business as may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

As described in the enclosed Proxy Statement, the New Agreement provides that, following the Transaction, investment advisory services will be provided to the Trust on substantially the same terms and the same fee rates. The proposals are discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at the Meeting if you owned shares of the Trust at the close of business on June 15, 2014 (“Record Date”). If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. We urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope, or help save time and postage costs and vote by telephone or via the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of Pine Grove Alternative Institutional Fund

Teidah Reguera
Secretary

June XX, 2014

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the Shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.       What is happening?

A.       Pine Grove Asset Management LLC (“Pine Grove” or the “Adviser”) has agreed to be acquired by Man Principal Strategies Corp. (“MPS”), a subsidiary of Man Group plc (“Man”), subject to certain conditions (the “Transaction”) (as discussed in the Proxy Statement).  Pine Grove currently provides investment advisory services to Pine Grove Alternative Institutional Fund (the “Trust”).  Pine Grove, a Delaware limited liability company, is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser.

As described in the Proxy Statement, Pine Grove will continue to be the investment adviser to the Trust after the completion of the Transaction (“Closing”).  Pine Grove does not anticipate any changes in its senior personnel, and the individuals who serve as executive management of Pine Grove have entered into employment agreements with Man.  Notwithstanding Pine Grove and Man’s intention to retain Pine Grove’s executive management, there can be no guarantee that any particular employee of Pine Grove will choose to remain employed by Pine Grove before or after the Closing.

Pine Grove and Man expect the Closing to occur during the third quarter of 2014, subject to the satisfaction of certain conditions outlined in the Proxy Statement.

As a result of the Transaction and 1940 Act requirements, the Current Agreement will automatically terminate upon Closing.  Therefore, in order to provide for continued management of the Trust, Shareholders of the Trust will need to approve the New Agreement.  In addition, Shareholders of the Trust will need to elect a new nominee (the “Nominee”) to the Trust’s Board of Trustees (the “Board”) in order for the Closing to occur. The Proxy Statement provides additional information about Pine Grove, the New Agreement and the Nominee.  If Shareholders approve the New Agreement, its effectiveness is contingent upon the Closing occurring, and the New Agreement will become effective only upon the Closing.  If the Transaction is not consummated, the New Agreement will not become effective, but the Nominee will still become a member of the Board.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

Q.       Why are you sending me this information?

A.       You are receiving these proxy materials because you own shares in the Trust and have the right to vote on these very important proposals concerning your investment.

Q.       Why am I being asked to vote on the New Agreement?

A.       Completion of the Transaction will result in an assignment of the Current Agreement, and as a result, will automatically terminate  the Current Agreement pursuant to the Investment Company Act of 1940, as amended (“1940 Act”). To ensure that the operation of the Trust can continue without any interruption and that Pine Grove can provide the Trust with the same services that are currently being provided to the Trust, your approval of the New Agreement is sought. For the Closing to occur, certain conditions must be satisfied or waived, including, among others, the approval of the New Agreement by Shareholders of the Trust.

Q.       How will the Transaction affect me as a Shareholder?

A.       The Trust and its investment objectives will not change as a result of the completion of the Transaction, and you will still own the same shares in the Trust. The terms of the New Agreement are the same as the terms of the Current Agreement. The management fee rates that the Trust currently pay for investment advisory services will be the same.  Pine Grove does not anticipate any changes in its senior personnel, and the individuals who serve as executive management of Pine Grove have entered into employment agreements with Man.  However, there can be no assurance that any particular employee of Pine Grove will choose to remain employed by Pine Grove before or after the Transaction.

Q.       Will the Trust’s name change?

A.       No. The name of the Trust will remain the same.

Q.       Why am I being asked to elect the Nominee as a Trustee?

A.       The election of the Nominee is necessary for the Closing. Section 15(f) of the 1940 Act provides a safe harbor for investment advisers to sell their business for a profit, subject to certain conditions.  One of these conditions is that at least 75% if the board members of any registered investment company whose investment advisory agreement has been assigned (and thus terminated) as a result of such sale must not be “interested persons,” as defined under the 1940 Act, for a period of three years after the Transaction.  If Shareholders approve the election of the Nominee, the Trust’s Board will meet this requirement.

Q.       Will there be any portfolio manager changes?

A.       Not as a result of the Transaction.

Q.       Will the fees payable under the New Agreement increase as a result of the Transaction?

A.       No. The proposal to approve the New Agreement does not seek any increase in fee rates.

Q.       How does the Board recommend that I vote?

A.       The Board recommends that you vote FOR the proposals.

Q.       Will the Trust pay for this proxy solicitation or for the costs of the Transaction?

A.       No. The Trust will not bear these costs. Pine Grove and Man have agreed to bear any such costs that would otherwise be borne by the Trust.

Q.       How do I vote my shares?

A.       For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Go to the website included on the enclosed proxy card(s) and follow the instructions; or

In Person: Attend the Meeting as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling (908) 273-6321.

Q.       Whom should I call for additional information about this Proxy Statement?

A.       If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call (908) 273-6321.

Pine Grove Alternative Institutional Fund

c/o Pine Grove Asset Management LLC

25 DeForest Avenue

Summit, NJ 07901

(908) 273-6321

PROXY STATEMENT

for the Special Meeting of Shareholders

to be held on July 23, 2014

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or “Trustees”) of Pine Grove Alternative Institutional Fund (the “Trust”) to be used at the special meeting of shareholders (the “Shareholders”) of the Trust to be held in the offices of Pine Grove Asset Management LLC (“Pine Grove” or the “Adviser”), the investment adviser of the Trust, at 25 DeForest Avenue, Summit, NJ 07901, on July 23, 2014 at 10 a.m. Eastern time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Trust by the mailing on or about June 30, 2014 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Trust and officers, employees and agents of the Adviser. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

At the Meeting, Shareholders of the Trust will be asked:

1.       To approve a new investment advisory agreement between the Trust and Pine Grove (the “New Agreement”) to become effective upon the Closing;

2.       To approve the election of Mattia Auriemma, the new nominee to serve as an independent trustee (the “Nominee”), to the Trust’s Board of Trustees; and

3.       To transact any other business as may properly come before the Meeting.

The Board has set the close of business June 15, 2014 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections entitled “General Information” and “Voting Information.”

GENERAL OVERVIEW

The Transaction

On June 7, 2014, Pine Grove Asset Management LLC (“Pine Grove” or the “Adviser”) entered into an agreement to be acquired by Man Principal Strategies Corp. (“MPS”), a subsidiary of Man Group plc (“Man”), subject to certain conditions (the “Transaction”). Upon closing of the Transaction (the “Closing”), Pine Grove will become an indirect wholly-owned subsidiary of Man.

Pine Grove will remain separate from Man until the Transaction is complete.  After the Closing, MPS will own 100% of Pine Grove’s equity; however, Pine Grove will maintain its brand identity as part of FRM, a division of Man that operates as a hedge fund solutions provider and multi-manager investment specialist with more than $11bn in assets under management as of March 31, 2014.  It is not anticipated that Pine Grove will undergo any material changes to its structure, business strategy or services as a result of the Transaction.  No changes to the Trust’s investment strategy are contemplated as a result of the Transaction.  Additionally, it is not currently anticipated that Man will seek any changes to the Trust’s key service providers.

Completion of the Transaction is subject to a number of conditions, including without limitation, obtaining (i) Shareholder approval of the New Agreement; and (ii) any necessary regulatory approvals.  Although there is no assurance that the Closing will occur, if each of the terms and conditions is satisfied or waived, Pine Grove and Man currently expect to complete the Transaction in the third quarter of 2014.

Post-Transaction Structure and Operations

As noted above, upon the Closing, Pine Grove will continue to be the investment adviser to the Trust after the Closing.  Pine Grove does not anticipate any changes in its senior personnel, and the individuals who serve as executive management of Pine Grove have entered into employment agreements with Man.  Notwithstanding Pine Grove and Man’s intention to retain Pine Grove’s executive management, there can be no guarantee that any particular employee of Pine Grove will choose to remain employed by Pine Grove before or after the Closing.   In managing the Trust’s portfolio, Pine Grove will be using the same investment objectives and strategies currently in place.

Pine Grove currently does not anticipate any changes to the organization, structure or investment strategy of the Trust.  Man has entered into employment contracts with executive management of Pine Grove.  Upon the Closing, the Trust will enter into the New Agreement with Pine Grove. The Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Trust. Neither Pine Grove nor Man is currently proposing any changes to these existing service providers.

New Investment Advisory Agreement

Pine Grove currently serves as investment adviser to the Trust.  Because Pine Grove will be acquired by MPS, it will thereby undergo a change in control.  This change in control will constitute an “assignment” of the Trust’s existing investment advisory agreement with Pine Grove (the “Current Agreement”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  As required by the 1940 Act, the Trust’s Current Agreement provides for its automatic termination in the event of an assignment, and will, therefore, terminate upon the Closing.  Accordingly, Shareholders of the Trust are being asked to approve the New Agreement with the same terms and the same fee rates as the Current Agreement, allowing Pine Grove to continue to manage the Trust.  If approved by the Shareholders, the New Agreement will not become effective until the Closing.  If the Transaction is not completed for any reason, the Current Agreement will remain in effect.

Election of the Nominee to the Board of Trustees

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied. First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. Second, during the three-year period after the transaction, at least 75% of the members of the investment company's board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Trust, Pine Grove and Man intend for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board has not been advised by the Trust, Pine Grove or Man of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Trust. Currently, however, only two (2) of the three (3) Trustees are classified as not “interested persons” (as defined in the 1940 Act), or “Independent Trustees.” Consequently, Shareholders of the Trust are being asked to approve the election of the Nominee to the Board as an Independent Trustee so that at least 75% of the Trustees are not “interested persons” (as defined in the 1940 Act).

PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

Shareholders of the Trust are being asked to approve the New Agreement between the Trust and Pine Grove. As described above, the Trust’s Current Agreement will terminate upon the Closing. Therefore, approval of the New Agreement is sought so that the operation of the Trust can continue without interruption. If the Transaction is not completed for any reason, the Current Agreement will continue in effect.

Board Approval and Recommendation

On June 5, 2014, the Board, including the Independent Trustees, unanimously approved the New Agreement for the Trust and unanimously recommended that Shareholders of the Trust approve the New Agreement. A summary of the Board’s considerations is provided below in the section entitled “Evaluation by the Board.”

Description of the Current and New Investment Advisory Agreement

The form of the New Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section is qualified in its entirety by reference to Exhibits A and B.

Under the Current Agreement, Pine Grove is responsible for providing investment advisory services to the Trust.  The terms of the New Agreement are the same as the terms of the Current Agreement. Pine Grove has advised the Board that it does not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Trust or have any adverse effect on the ability of Pine Grove to fulfill its obligations to the Trust.

The following discussion of the New Agreement describes both the Current Agreement and the New Agreement. The next several paragraphs briefly summarize some important provisions of the Current and New Agreements, but for a complete understanding of the New Agreement, you should read Exhibits A and B.

Services Provided by Pine Grove

The New Agreement provides for Pine Grove to either directly or through one or more underlying funds (each an “Investment Fund”) manage the assets of the Trust and furnish a continual investment program for the Trust subject to the control of the officers of the Trust and the Board in compliance with the Trust’s investment objective and policies as described in the Trust’s prospectus and statement of additional information.  The New Agreement also states that Pine Grove will provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the contemplated advisory services.  In addition, the New Agreement provides that Pine Grove shall (to the extent Pine Grove causes the Trust to make investments directly other than in Investment Funds): (a) select the brokers or dealers that will execute the purchases and sales of securities for the Trust; (b) to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust; and (c) promptly communicate to the officers of the Trust and the Board such information relating to portfolio transactions as they may reasonably request.

Term of the New Investment Advisory Agreement

The New Agreement for the Trust provides that it will continue in effect for an initial period beginning on the Closing date and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Trust, and (ii) by vote of a majority of the Trust’s Independent Trustees.

Termination of the New Investment Advisory Agreement

The New Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board or by vote of a majority of the outstanding voting securities of the Trust on 60 days’ written notice to the Adviser. The New Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days’ written notice to the Trust. The New Agreement will automatically and immediately terminate in the event of its assignment, provided that an assignment to a successor to all or substantially all of the Adviser’s business or to a wholly-owned subsidiary of such successor which does not result in a change of actual control of the Adviser’s business shall not be deemed to be an assignment for the purposes of the New Agreement.

Liability of Pine Grove

The New Agreement provides that in the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties under the New Agreement, (b) reckless disregard by the Adviser of its obligations and duties under the New Agreement, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act, the Adviser shall not be subject to any liability whatsoever to the Trust, or to any Shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Trust.

Differences between the Current and New Investment Advisory Agreement

The New Agreement has the same terms as the Current Agreement, but for the new effective date.

Required Vote

The presence of a majority of the Trust’s Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on which a vote by Shareholders is required.

Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Trust, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Trust present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE “FOR” THESE PROPOSALS.

EVALUATION BY THE BOARD

Board Meeting and Considerations

The Board met in person on June 5, 2014 to evaluate, among other things, the Transaction, Pine Grove, and to determine whether consummating the Transaction was in the best interests of the Trust’s Shareholders.  At that meeting, and throughout the process to consider the Transaction, the Board, including a majority of the Independent Trustees, was advised by the Trust’s legal counsel.

In its consideration of the Transaction, the Board reviewed materials furnished by Man, Pine Grove and met with senior representatives of Pine Grove regarding Pine Grove’s personnel, operations and financial condition.  The Board also reviewed the terms of the Transaction and considered its possible effects on the Trust and its Shareholders.  In this regard, the Trustees met with representatives of Pine Grove during the Board meeting to discuss the anticipated effects of the Transaction.  During the Board meeting, the representatives of Pine Grove indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Trust; and (ii) the capabilities of the senior investment advisory personnel of Pine Grove to continue to provide investment advisory services to the Trust at the current levels.  Those representatives also indicated that they believed that the Transaction may provide certain benefits to the Trust, but also indicated that there could be no assurance as to any particular benefits that may result.  The Board also considered information and representations made by and about Man concerning the role that Man would play with Pine Grove, including Man’s representations that it intends to retain all key management of Pine Grove and to enter into employment contracts with executive management of Pine Grove. The Board considered these representations along with Man’s experience as an investment adviser, existing infrastructure and long-term commitment to Pine Grove’s continued growth.

In connection with the Board’s recommendation that Shareholders approve the New Agreement required by the Transaction, the Trustees considered the following factors, in addition to the factors discussed below:

(i)	the manner in which the Trust’s assets are managed would not change as a result of the Transaction;

(ii)	the material terms of the New Agreement, including the fees payable by the Trust, are the same as the terms of the Trust’s Current Agreement;

(iii)	the favorable history, reputation, qualification and background of Pine Grove and Man;

(iv)	the qualifications of the Pine Grove personnel who will provide advisory services to the Trust;

(v)	the financial condition of Man and Pine Grove; and

(vi)	the fact that Shareholders will not bear any costs in connection with the Transaction, insofar as Pine Grove and Man have committed to pay the expenses of the Trust in connection with the Transaction.

Board Consideration of the New Investment Advisory Agreement

The 1940 Act requires that the Board review the Trust’s advisory contract and consider whether to approve it and/or recommend that the Shareholders approve it.  At its meeting on June 5, 2014, the Board, including the Independent Trustees, conducted such a review and approved the New Agreement between the Trust and Pine Grove.

Prior to the Trust’s approval of the New Agreement, the Independent Trustees met to consider management’s recommendations as to the approval of the New Agreement.  As part of the process to consider those matters, the Board requested certain information from Pine Grove and Man.  In response to these requests, the Independent Trustees received a report from Pine Grove and Man that addressed specific factors to be considered by the Board.  The Trust’s counsel also provided the Independent Trustees and the Board with memoranda regarding their responsibilities pertaining to the approval of the New Agreement.  Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair, and that the approval of the New Agreement was in the best interests of the Trust and its Shareholders.

In voting to approve the New Agreement, the Board did not identify any single factor as all-important or controlling.  The following summary does not identify all the matters considered by the Board, but includes the principal matters it considered.  The Board considered whether the New Agreement would be in the best interests of the Trust and its Shareholders, based on:  (i) the nature, extent and quality of the services to be provided under the New Agreement; (ii) the investment performance of the Trust; (iii) the expenses borne by the Trust under the fee arrangement of the New Agreement (including certain reimbursements to the Trust pursuant the New Expense Reimbursement Agreement); (iv) projected profits to be realized by Pine Grove and its affiliates from their relationship with the Trust; (v) potential fall-out benefits to Pine Grove from its relationships with the Trust; and (vi) other general information about Pine Grove.  The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services to be Provided

With respect to the nature, extent and quality of the services to be provided by the Adviser under the New Agreement, the Board considered and reviewed information concerning the services proposed to be provided under the New Agreement, the proposed investment strategies and limitations of the Trust, information describing the Adviser’s current organizations and the background and experience of the persons who would be responsible for the day-to-day management of the Trust, the nature and quality of services provided to other privately offered funds by the Adviser.  The Board also considered the expertise of the Adviser in supervising third party service providers to the Trust, such as the administrator and custodian.  The Board further considered the compliance program of the Adviser which supports the Trust’s compliance program.  Based upon its review, the Board concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to the Trust were expected to be satisfactory.

In connection with the assessment of the ability of the Adviser to perform its duties under the New Agreement, the Board considered the Adviser’s financial condition and whether it had the resources necessary to carry out its functions.  The Board concluded that the Adviser had the financial resources necessary to perform its obligations under the New Agreement.

Investment Performance

The Board considered the Adviser’s performance in managing the Trust.  In addition, given that the Trust has operated for less than one year, the Board also considered the Adviser’s management of the private fund with substantially similar investment strategies to those of the Trust that was reorganized into the Trust.  The Board concluded that the Adviser’s performance in managing the Trust was satisfactory.

Costs of Services and Profitability; Compensation

With respect to the costs of services to be provided and profits to be realized by the Adviser, the Board considered the resources involved in managing the Trust as well as the fact that the Adviser agreed to waive and/or reimburse the Trust’s other expenses (excluding “acquired fund fees and expenses” and “extraordinary expenses” and the following investment related expenses: foreign country tax expense and interest expense on amounts borrowed by the Trust) (“Other Expenses”) to the extent necessary in order to cap Other Expenses at 0.60% per year.  The Board also considered the asset levels at which the Adviser expected to “break even” on managing the Trust.  Based on its review, the Board concluded that the expected profitability of the Trust to the Adviser was not unreasonable.

The Independent Trustees reviewed the comparative fee information, including a peer group analysis prepared by the Adviser.  The Board noted that the proposed advisory fee under the New Agreement was lower than virtually all of the peer funds identified by the Adviser, and that the Trust’s estimated total expense ratio was lower than most of the peer funds identified by the Adviser.  The Board also considered the fees charged by the Adviser to other private funds with substantially similar investment strategies to those of the Trust, and noted that the advisory fee was the same or lower than the management fees charged to the Adviser’s private funds and that the Trust’s expected overall expense ratio was expected to be the same or lower than that of the Adviser’s other private funds.  Based on its review, the Board concluded that the advisory fee of 0.90% for the Trust was acceptable.

Potential “Fall-Out” Benefits

The Board considered other benefits that may be realized by the Adviser from its relationship with the Trust.  The Board did not identify any such other benefits.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Trust grows and whether fee level reflects a reasonable sharing of such economies of scale for the benefit of the Trust’s investors.  Because the Trust was recently organized, the Board reviewed the advisory fee and expenses of the Trust and determined to review economies of scale in the future when the Trust had attracted additional assets.

Conclusion

In voting to approve the New Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the New Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company's board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.  Proposal 2 herein is designed to address this second condition.

Pine Grove and Man intend for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act.  The Board has not been advised by Pine Grove or Man of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Trust.  Moreover, Pine Grove has agreed that, for two years after the consummation of the Transaction, it will use reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Trust.  Pine Grove does not intend to raise any of its advisory or administration fees paid by the Trust for at least two years following the Transaction. At the present time, two (2) of the three (3) Trustees are classified as Independent Trustees; and if Proposal 2 herein is approved, three (3) of the four (4) Trustees will be classified as Independent Trustees. Pine Grove and Man have agreed to use reasonable best efforts to ensure that no more than 25% of the Trustees are “interested persons” (as defined in the 1940 Act) of Pine Grove or Man for a period of not less than three years after the completion of the Transaction.

INFORMATION ABOUT PINE GROVE, MAN AND AFFILIATES

Pine Grove

Pine Grove Asset Management LLC (“Pine Grove” or the “Adviser”) serves as the Trust's investment adviser. The Adviser is a limited liability company formed under the laws of the State of Delaware. The Adviser is a registered investment adviser with the SEC. Pine Grove has managed numerous privately offered funds of hedge funds since 1995 and had approximately $975 million in assets under management as of March 31, 2014. The Adviser is also registered with the U.S. Commodity Futures Trading Commission (the “CFTC”) as a commodity pool Operator (“CPO”) and commodity trading advisor (“CTA”).

Man

Man Group plc, including subsidiaries MPS and FRM, (collectively “Man”) is one of the world’s largest independent alternative asset management companies, with headquarters in London and offices in every major region around the world.  Founded in 1783, Man is listed on the London Stock Exchange with a current market capitalization of approximately £1.6 billion.  Man consists of several “investment specialist” units that operate independently of one another but all benefit from Man’s robust infrastructure, financial backing and centralized support functions.  FRM is a fund of hedge funds platform, of which Pine Grove will be a part after Closing, and is a specialist in offering open architectural solutions in the alternatives space for clients who wish to access a full suite of investment solutions from pure infrastructure through to full discretionary mandates.  FRM was founded in 1991 as a research hedge fund consultancy and in 1997 began managing outside capital in funds of hedge funds.  FRM was acquired by Man in July 2012.

INFORMATION ABOUT THE PORTFOLIO MANAGER

The Trust’s Current Portfolio Manager

The day-to-day portfolio management of the Trust is the responsibility of the Portfolio Manager of the Adviser, Thomas N. Williams. The Portfolio Manager is subject to oversight by the Board.

Thomas N. Williams. Tom Williams is a Managing Member, the Chief Investment Officer and the Head of Investments at Pine Grove. Mr. Williams joined the Pine Grove research department in January 2000. His primary responsibility at that time was to assist in the identification and evaluation of new managers for Pine Grove's portfolios as well as the monitoring of current portfolio positions. Mr. Williams became Director of Research in 2003 and began to have shared responsibility for all of Pine Grove's portfolios. Mr. Williams was promoted to Portfolio Manager in 2006, at which time he assumed primary responsibility for all of Pine Grove's portfolios. Mr. Williams has been instrumental in building the firm and its strong long-term track record. In addition, Mr. Williams led the evolution of the firm's investment philosophy to focus on analyzable hedge funds with an emphasis on risk transparency. Prior to joining Pine Grove, Mr. Williams practiced law in California for three years, specializing in intellectual property and venture capital transactions. Mr. Williams holds a Bachelor of Arts in Economics from Trinity College and a JD from the University of Southern California School of Law. Mr. Williams holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the New York Society of Security Analysts.

Portfolio Transactions and Brokerage

For the most recently completed fiscal year, the Trust paid no commissions to any broker-dealer affiliated with the Adviser.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Investment Adviser, Administrator and Distributor

Following the Transaction, Pine Grove Asset Management LLC, 25 DeForest Avenue, Summit, NJ 07901, will continue to serve as investment adviser for the Trust; Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services), Three Canal Plaza, Suite 600, Portland, Maine 04101, will continue to serve as administrator to the Trust; and Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, will continue to serve as distributor of the Trust’s shares.

PROPOSAL 2: ELECTION OF TRUSTEE

Shareholders of the Trust are being asked to elect the individual referred to below (the “Nominee”) as an Independent Trustee of the Board. As described above, the election of the Nominee will allow the Trust, Pine Grove and Man to come within the safe harbor provided by Section 15(f) of the 1940 Act.

Information Regarding Trustee Nominee and Current Trustees

The following table provides information concerning the Nominee:

Name, Address* and Year of Birth of Independent Nominee	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex to be Overseen By Independent Nominee	Other Trusteeships/ Directorships Held By Independent Nominee**
Mattia Auriemma Year of Birth: 1973	None	N/A	Fund Director/Principal, Highwater Limited, since 2012; Head of Operational Due Diligence/Senior Managing Director, UBP Asset Management, LLC 2009-2012.	2	None.
*	The address of the Nominee is c/o Atlantic Fund Services, Three Canal Plaza, Portland, ME 04101.
**	This includes any directorships at public companies and registered investment companies held by the Nominee at any time during the past five years.

The following table provides information concerning the current Independent Trustees of the Trust:

Name, Address* and Year of Birth of Independent Trustee	Position(s) Held with the Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Independent Trustee	Other Trusteeships/ Directorships Held By Independent Trustee***
Jonathan Morgan Year of Birth: 1963	Trustee	Since 2013	Principal, Sound Fund Advisors LLC, since 2011; Global Head of Research, Alternative Investments, UBP Asset Management 2009-2011; Managing Director, Barclays Global Investors, 2005-2009.	2	None.
Boris Onefater Year of Birth: 1967	Trustee	Since 2013	President and CEO, Constellation Investment Consulting Corp., since 2008; CEO, COO and CFO, Dreman Value Management LLC, 2006-2008.	2	None. Formerly, served as Director to funds advised by Dreman Value Management, LLC.
*	The address of each Trustee is c/o Atlantic Fund Services, Three Canal Plaza, Portland, ME 04101.

**	Each Trustee serves an indefinite term, until his or her successor is elected.

***	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) (the “Interested Trustee”) and executive officers of the Trust, his age, address, term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of March 31, 2014) and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address* and Year of Birth of Interested Trustee	Position(s) Held with the Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Interested Trustee	Other Trusteeships/ Directorships Held By Interested Trustee***
Matthew Stadtmauer Year of Birth: 1973	President, Chief Executive Officer and Trustee	Since 2013	Managing Member and President, Pine Grove Asset Management LLC, since 2010; formerly Chief Marketing Officer (2002-2008) and Chief Executive Officer (2008-2010) of UBP Asset Management LLC.	2	None.
*	The address of the Interested Trustee is c/o Atlantic Fund Services, Three Canal Plaza, Portland, ME 04101.

**	Each Trustee serves an indefinite term, until his or her successor is elected.

***	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

ADDITIONAL INFORMATION ABOUT THE BOARD AND THE NOMINEE

The following includes detailed information about the current structure of the Board, its leadership, its functioning and composition.

BOARD COMMITTEES AND MEETINGS

Boards of Trustees and Meetings. The Board is responsible for ensuring that the Trust is managed in the best interest of its shareholders. The Trustees oversee the Trust’s business by, among other things, meeting with Trust management and evaluating the performance of the Trust’s service providers including the Adviser, the custodian and the transfer agent. As part of this process, the Trustees consult with the Trust’s independent registered public accounting firm and with their independent legal counsel.

The Trust has a fiscal year end of March 31. During the fiscal year ended March 31, 2014, the Board met 3 times. Each current Trustee attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible. Each Trust has a written policy regarding attendance by Trustees at meetings of shareholders, which provides that Trustees are encouraged to attend meetings of shareholders.  Shareholders wishing to communicate with the Board or individual Trustees should send such correspondence to the Board at the Trust’s offices.  Shareholder communications will be sent directly to the applicable Trustees.

The Board has an Audit Committee and a Nominating Committee that meet periodically during the year and whose responsibilities are described below.  The new independent Nominee would be expected to join these committees, if elected.

Audit Committee. The Audit Committee is currently composed of Jonathan Morgan and Boris Onefater, each of whom is an Independent Trustee.  Mr. Onefater serves as the chairperson of the Audit Committee. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Trust’s system of internal controls; and reviewing the valuation process. For the fiscal year ended March 31, 2014, the Board held one Audit Committee meeting.

The Audit Committee is governed by a written charter, which may be found in Exhibit E.

Nominating Committee. The Nominating Committee identifies individuals qualified to serve as Independent Trustees on the Board and on the Board’s committees and recommends such qualified individuals for nomination by the Trust’s Independent Trustees as candidates for election as Independent Trustees, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Trust, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and any Board committees and oversees periodic evaluations of the Board and its committees. The members of the Nominating Committee are Jonathan Morgan and Boris Onefater, each of whom is an Independent Trustee. Mr. Morgan serves as the chairperson of the Nominating Committee. For the fiscal year ended March 31, 2014, the Board did not hold any Nominating Committee meetings.

Persons recommended by the Nominating Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law or regulation. While the Independent Trustees expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees by either sending the communication to the Trust’s office or directly to the Independent Trustees at the address specified for each Trustee previously noted.

The Nominating Committee is governed by a written charter, which may be found in Exhibit C.

EQUITY OWNERSHIP

The dollar range of equity securities owned beneficially by each Trustee and Nominee as of March 31, 2014 is shown in the table below.  As of March 31, 2014, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding securities of the Trust.  As of March 31, 2014, none of the Independent Trustees, the Nominee nor any of their immediate family members owned beneficially or of record any securities in the Adviser or principal underwriter of the Trust, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust.

Name of Trustee of Nominee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in the Fund Complex
dependent Trustees:
Jonathan Morgan	None	None
Boris Onefater Interested Trustee: Matthew Stadtmauer Independent Nominee: Matt Auriemma	None $50,001-$100,000 None	None Over $100,000 None
COMPENSATION

Each Independent Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $20,000 for serving as a Trustee of the Trust and Pine Grove Alternative Fund, a registered investment company which is the other member of the “fund complex.”  The Trust also reimburses such Independent Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Interested Trustee receives no compensation or expense reimbursement from the Trust for his services as Trustee.

The following table shows the estimated aggregate compensation to be payable to the Trustees from the Trust for the fiscal year ending March 31, 2014 and the estimated aggregate compensation to be payable to the Trustees by the Fund Complex for the fiscal year ending March 31, 2014.

Name of Trustee Complex(1)	Position with the Trust	Aggregate Compensation from Pine Grove Alternative Institutional Fund	Aggregate Compensation from Pine Grove Alternative Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Independent Trustees:
Jonathan Morgan	Trustee	$9,945	$1,105	$0	$0	$11,050
Boris Onefater	Trustee	$9,945	$1,105	$0	$0	$11,050
Interested Trustee: Matthew Stadtmauer	Trustee	None	None	None	None	None

ADDITIONAL INFORMATION ABOUT EXECUTIVE OFFICERS OF THE FUNDS

The following table shows information about the executive officers, including their ages, their principal occupations during the past five years and the length of time served. Each officer serves an indefinite term, until his or her successor is elected.

Name, Address* and Year of Birth of Executive Officer	Position(s) Held with the Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Michael J. McKeen Year of Birth: 1971 Vicki S. Horwitz Year of Birth: 1985 Teidah Reguera Year of Birth: 1989 J. Michael Herring Year of Birth: 1970	Treasurer and Chief Financial Officer Vice President Secretary Chief Compliance Officer	Since 2013 Since 2014 Since 2014 Since 2013
Senior Manager, Atlantic, since 2008; Vice President, Citigroup Fund Services, LLC (“Citigroup”) 2003-2008.

Associate Counsel, Atlantic, since 2014; Senior Associate, State Street Corp., 2011-2014; Student, Boston College Law School, 2008-2011.

Atlantic, since 2012; Accounts Receivable Technician, Acadia Insurance, 2011-2012; Student, University of Southern Maine, 2009-2011; Teller, Sanford Institution for Savings, 2007-2011.

Member, Chief Compliance Officer and Head of Operations of Pine Grove Asset Management, since 2011; formerly Chief Operating Officer and Chief Financial Officer, Nikko Asset Management Co., 2009-2011; Chief Financial Officer and Chief Risk Officer, Bay Harbour Management LLC, 2007-2009.

*	The address of each Officer is c/o Atlantic Fund Services, Three Canal Plaza, Portland, ME 04101.

BOARD LEADERSHIP STRUCTURE

The Board currently consists of three Trustees, two of whom are “independent” and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser.

Presently, Matthew Stadtmauer serves as Chairman of the Board and is an Interested Trustee by virtue of his employment relationship with the Adviser. The Board believes that it is in the best interests of the Shareholders for Mr. Stadtmauer to serve as Chairman of the Board because of his significant experience in matters of relevance to the Trust’s business. The Board does not, at the present time, have a lead Independent Trustee; the Board has determined that the compositions of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairman's status as an Interested Trustee.

In addition, the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and are closely involved in all material deliberations related to the Trust. Specifically, the Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities and transfer agent costs; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to the Trust and its Shareholders. The Independent Trustees meet separately in executive session, both with and without the Trust’s chief compliance officer, as often as necessary to exercise their oversight responsibilities.

The Board has established two standing committees (as described above) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES AND NOMINEE

The Nominating Committee unanimously recommended and the Board concluded that the Nominee should serve as an Independent Trustee. The Nominating Committee and the Board received and considered biographical information regarding the professional and personal backgrounds of the Nominee and met with the Nominee.  The Independent Trustees of the Board met to review specifically the background of the Nominee and to assess whether the contemplated expansion of the Board, with the addition of the Nominee, would continue to reflect a broad mix of professional and personal backgrounds.  The Board determined that the Nominee had varied and unique professional experiences and would, if elected, contribute to the diversity of backgrounds, experience and views on the Board.

In concluding that the Nominee should serve as a Trustee, the Board took into account, among other things, the Nominee’s experience, qualifications, attributes and skills as described below.

Mattia Auriemma. Matt Auriemma Joined HighWater in July 2012. Mr. Auriemma is based in New York and has spent the last nine years as a hedge fund allocator responsible for operational due diligence on investment managers. Prior to joining HighWater, Mr. Auriemma held the role of Senior Managing Director and Global Head of Operational Risk Management at UBP Asset Management. He was a member of the Manager Selection Committee where he had veto rights over all alternative investment allocations. Before joining UBP in 2009 to restructure the operational risk process, Mr. Auriemma developed the hedge fund operational risk platforms for Barclays Wealth, Barclays Global Investors and Bank Julius Baer. Before becoming a hedge fund allocator, Mr. Auriemma held senior positions in hedge fund operations, at Reservoir Capital Group and AQR Capital Management, and hedge fund administration at Citco Fund Services, where Mr. Auriemma was responsible for establishing the US presence them. He spent the first five years of his career as an auditor specializing in hedge funds and broker dealers. Mr. Auriemma has a BS degree in Accounting from St. John’s University and is a Certified Public Accountant in New York State.

Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table above, the Board has determined that each of the Trustees is qualified to serve as a Trustee. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Trust and protecting the interests of Shareholders.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of the date hereof, that each Trustee should serve as a Trustee in light of the Trust’s business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended.  Information regarding the current Trustees is set forth below:

Jonathan Morgan. Mr. Morgan, an Independent Trustee, founded Sound Fund Advisors LLC, a firm that provides fund governance services to hedge funds and registered funds, in 2011 and currently serves as a principal. Prior to that, from 2009 to 2011, Mr. Morgan was the Global Head of Research for alternative investments at UBP Asset Management. While at UBP, Mr. Morgan also served as the chair of UBP’s manager selection committee and was a member of UBP’s investment committee. Prior to that, from 2005 to 2009, Mr. Morgan was the head of Barclays Global Investor’s New York office, serving as managing director, head of the hedge fund management group and head of investments. Earlier in his career, Mr. Morgan held management positions with Julius Baer Investment Management, Parallax Capital Management, PTC. Ltd., Croesus Capital Management and Caxton Corporation. The Board concluded that Mr. Morgan’s extensive experience in the hedge fund industry made him an appropriate choice to serve as a Trustee.

Boris Onefater. Mr. Onefater, an Independent Trustee, currently serves as the President and CEO of Constellation Investment Consulting Corp., which provides consulting services in areas including strategy, risk management, operations and compliance. Mr. Onefater has served as President and CEO at Constellation since 2008. Prior to that, from 2006 to 2008, Mr. Onefater served as CEO, COO and CFO of Dreman Value Management LLC, an SEC registered investment adviser. During Mr. Onefater’s tenure, Dreman managed approximately $19 billion in client assets, consisting of both discretionary and non-discretionary accounts. Prior to that, Mr. Onefater was a partner and the national hedge fund director for Deloitte. Earlier in his career, Mr. Onefater held management roles at Bankers Trust Company and Deloitte & Touche LLP. The Board concluded that Mr. Onefater’s extensive exposure in the fund industry, including with hedge funds and registered investment companies as well as his extensive experience in accounting, made him an appropriate choice to serve as a Trustee.

Matthew Stadtmauer. Mr. Stadtmauer, an Interested Trustee, is a Managing Member and President of Pine Grove Asset Management and is responsible for overseeing all non-investment business activities of the firm. Before joining Pine Grove in September 2010, Mr. Stadtmauer was with UBP Asset Management (“UBPAM”) (2002-2010) where he was the Chief Executive Officer and was responsible for non-investment activities of the firm. Prior to becoming the CEO in 2008, Mr. Stadtmauer was UBPAM’s Chief Marketing Officer and led the firm’s marketing and business development efforts for over six years. Before joining UBPAM in 2002, Mr. Stadtmauer was a Vice President at Salomon Smith Barney’s Managed Futures Division. In his role, his responsibilities included sales and marketing of all Salomon Smith Barney’s proprietary managed futures funds. The Board concluded that Mr. Stadtmauer’s extensive experience in the asset management industry and managers of funds of hedge funds, including his experience as a senior executive of the Adviser and UBPAM, made him an appropriate choice to serve as a Trustee.

BOARD’S ROLE IN RISK OVERSIGHT

The Trust is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. Risks to the Trust include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Trust. The Board oversees these risks as part of its broader oversight of the Trust's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Trust. In addition, appropriate personnel, including but not limited to the Trust’s Chief Compliance Officer, members of the Trust’s administration and accounting teams, representatives from the Trust’s independent registered public accounting firm, the Trust’s Treasurer and portfolio management personnel, make regular reports regarding the Trust’s activities and related risks to the Board and the committees, as appropriate. The Board’s committee structure allows separate committees to focus on different aspects of risk and potential impact on the Trust and then report back to the full Board. In between regular meetings, the Trust’s officers also communicate with the Trustees regarding material exceptions and items germane to the Board’s oversight risk function.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Trust and engages in discussions with appropriate parties relating to the Trust’s operations and related risks.

The Board recognizes that it is not possible to identify all of the risks that may affect the Trust, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Trust. Moreover, the Board recognizes that it may be necessary for the Trust to bear certain risks (such as investment risk) to achieve its investment objective. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

TRUSTEES’ PRIOR LEGAL AND DISCIPLINARY ACTIONS

The Trustees and the Nominee have no prior legal or disciplinary actions.

INFORMATION ABOUT THE TRUST’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORT OF AUDIT COMMITTEE

Information about the Trust’s independent registered public accounting firm and report of the Trust’s audit committee is provided in Exhibit D.

GENERAL INFORMATION

Ownership of Shares

As of  May 31, 2014, the following shares of beneficial interest were outstanding in the Trust.

Number of Shares Outstanding
Pine Grove Alternative Institutional Fund	62,405.518

As of March  31, 2014, the names, addresses and percentage ownership of each Shareholder that owned of record 5% or more of the outstanding Shares of the Trust were as follows:

Company Name	% Ownership	Address
The Nicholas J and Anna K Bouras Foundation Inc.	10.06%	25 DeForest Ave Summit, NJ 07901
Converse College	8.49%	580 E Main St Spartanburg, SC 29302
The Canary Charitable Foundation	8.06%	c/o First Spring Corp 499 Park Ave, 26th Floor New York, NY 10022
Daniel P Haerther Charitable Trust UAD 4/22/02	7.85%	330 N Wabash Ave, 21st Floor Chicago, IL 60611

Since the beginning of the Trust’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of Pine Grove.

As of March 31, 2014, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the Trust.

As of March 31, 2014, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Adviser or any person controlling, controlled by or under common control with the Adviser.

Payment of Solicitation Expenses

Man and Pine Grove will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.

Other Matters to Come Before the Meeting

The Trustees do not intend to bring any matters before the Meeting other than the proposals described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act.  By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Shareholder Reports

The Annual Reports to Shareholders of the Trust, including financial statements of the Trust, have previously been sent to Trust shareholders.  The Trust’s most recent annual and subsequent semi-annual report can be obtained at no cost upon request and without charge by writing to the Fund c/o Atlantic Fund Services, P.O. Box 588, Portland, ME 04112 or by calling (855) 699-3103.  The Trust also files annual and semi-annual reports with the SEC. The Trust’s annual and semi-annual reports, and other information filed with the SEC and is available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

To avoid sending duplicate copies of materials to households, the Trust will mail only one copy of each report to shareholders having the same last name and address on the Trust’s records, unless the Trust has received contrary instructions from shareholders.

If you wish to receive multiple copies of these materials or request householding in the future, you may call the transfer agent.  Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of the Trust on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. The Trust's Shareholders will vote separately on each proposal.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are marked on the proxy card(s), the proxy will be voted FOR each proposal. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present.  The effect of an abstention or broker non-vote will be the same as votes against a proposal because an absolute percentage of affirmative votes is required, regardless of the number of votes cast, and neither an abstention nor a broker non-vote is an affirmative vote. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

Quorum; Adjournment

The presence of a majority of the Trust’s Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on which a vote by Shareholders is required.

For the Trust, a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders of the Trust at the Meeting. In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received or in the discretion of such persons, the Chairman of the meeting or persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment.  In the event of an adjournment, any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the Record Date.

Vote Required

Approval of Proposal 1 by the Trust will require the affirmative vote of a “majority of the outstanding voting securities” of the Trust as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Trust present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Trust are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Trust.

If the Shareholders of the Trust approve the New Agreement, its effectiveness is conditioned upon the Closing, which in turn is conditioned on the satisfaction or waiver of certain conditions set forth in the agreement related to the Transaction including, among other things, obtaining: (i) Shareholder approval of the New Agreement; and (ii) any necessary regulatory approvals.  Although there is no assurance that the Closing will occur, if each of the terms and conditions is satisfied or waived, Pine Grove and Man currently expect to complete the Transaction in the third quarter of 2014.  If the conditions noted in the prior sentence are not met, the Current Agreement will remain in effect. If the proposals described in this Proxy Statement are approved by Shareholders of the Trust, they will not become effective until the Closing.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone at the number printed on the enclosed proxy card(s) or via the Internet at the website included on the enclosed proxy card(s).

By order of the Board of Trustees of Pine Grove Alternative Institutional Fund

Teidah Reguera
Secretary

June XX, 2014

EXHIBIT A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT BETWEEN PINE GROVE ALTERNATIVE INSTITUTIONAL FUND AND PINE GROVE ASSET MANAGEMENT LLC

AGREEMENT dated [   ], 2014, and effective upon completion of the terms described in Section 10 this Agreement, by and between Pine Grove Alternative Institutional Fund, a Delaware statutory trust (the “Fund”), and Pine Grove Asset Management LLC, a Delaware limited liability company (the “Adviser”).

1. Duties of Adviser.  (a) The Fund hereby appoints the Adviser to act as investment adviser to the Fund, for the period and on the terms set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Fund, continuously to review, supervise and administer the investment program of the Fund, to determine in its discretion the securities to be purchased or sold and the portion of the Fund’s assets to be held uninvested, to provide the Fund with records concerning the Adviser’s activities which the Fund is required to maintain and to render regular reports to the Fund’s officers and Board of Trustees concerning the Adviser’s discharge of the foregoing responsibilities. Without limiting the generality of the foregoing, the Adviser is specifically authorized to invest discrete portions of the Fund’s assets (which may constitute, in the aggregate, all of the Fund’s assets) in unregistered investment funds or other investment vehicles (“Investment Funds”) which are managed by investment managers (“Investment Managers”). The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Fund’s prospectus and statement of additional information, as the same may be amended or supplemented from time to time with notice to the Adviser, and applicable laws and regulations.

(b) The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2. Portfolio Transactions.  (a) The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein.

(b) The Adviser may select affiliates of the Adviser as brokers or dealers in connection with purchase and sale transactions for the Fund. The Fund understands that such affiliates may provide execution services relative to the purchase and/or sale of securities for the Fund, provided that any such affiliate of the Adviser discloses at least annually, and as may be required under the Fund’s Rule 17e-1 Procedures, as amended from time to time with notice to the Adviser (the “Procedures”), the amount of the commission it has received. By executing this Agreement, the Fund authorizes an affiliate of the Adviser to effect securities transactions on behalf of the Fund and to retain compensation therewith, provided that any such compensation is permissible under the Procedures. This authorization is being executed and delivered pursuant to Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder.

(c) Unless and until otherwise directed by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise.

(d) The Adviser will promptly communicate to the officers and the Board of Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

3. Compensation of the Adviser.  (a) For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser at the end of each quarter (starting with the month investment operations commence) a fee (the “Management Fee”) at the rate of 0.225% (0.90% on an annualized basis) of the Fund’s net assets. The Management Fee will be computed based on the net asset value of the Fund as of the end of business on the last business day of each month in the manner set out in the Fund’s Agreement and Declaration of Trust (the “Trust Agreement”).

(b) [Reserved.]

(c) In the event of termination of this Agreement, the Management Fee provided in this Section 3 shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

(d) In addition to the Management Fee, the Fund shall be responsible for its investment-related expenses and all other expenses assumed by the Fund in accordance with the terms of the Trust Agreement (except to the extent any such expenses are otherwise waived or assumed by the Adviser).

4. Other Services.  The Adviser will provide to the Fund, or will arrange at its expense to be provided to the Fund, such management and administrative services as may be agreed upon from time to time by the Adviser and the Fund. These services initially will include, among other things providing to the Fund office facilities, equipment, personnel and other services.

5. Reports.  The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to the shareholders of the Fund (collectively, “Shareholders” and each a “Shareholder”), certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

6. Status of Adviser.  The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

7. Liability of Adviser.  In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”)), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any Shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8. Indemnification.  [Reserved]

9. Permissible Interests.  Subject to and in accordance with the Trust Agreement and the Adviser’s  limited liability company agreement  (the “Adviser Agreement”), Trustees, officers, agents and Shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers, agents, shareholders or otherwise; directors, officers, agents, partners, and shareholders of the Adviser are or may be interested in the Fund as Trustees, officers, Shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a Shareholder or otherwise; and the effect of any such interrelationships shall be governed by the Trust Agreement, the Adviser Agreement and the provisions of the 1940 Act.

10. Duration and Termination.  This Agreement will become effective as of the date it has been approved by (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the outstanding voting securities of the Fund. Upon effectiveness this Agreement will continue for an initial two-year term and will continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the Shareholders of the Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules thereunder. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment, provided that an assignment to a successor to all or substantially all of the Adviser’s business or to a wholly-owned subsidiary of such successor which does not result in a change of actual control of the Adviser’s business shall not be deemed to be an assignment for the purposes of this Agreement.

11. Definitions.  As used in this Agreement, the terms “assignment,” “interested person,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

12. Amendment of Agreement.  This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Fund.

13. Severability.  If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. Applicable Law.  This Agreement shall be construed in accordance with the laws of the State of New York; provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

15. Notices.  Any notice under this Agreement shall be given in writing and deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

16. Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

17. Form ADV, Membership Changes.  The Fund acknowledges receiving Part 2 of the Adviser’s Form ADV. The Adviser covenants that it will notify the Fund of any changes in the membership of its limited liability company within a reasonable time after such change.

18. Fund Obligations.  The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any of the Trustees, Shareholders, officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

PINE GROVE ASSET MANAGEMENT LLC By: Name: Title:	PINE GROVE ALTERNATIVE INSTITUTIONAL FUND By: Name: Title:

EXHIBIT B

INFORMATION REGARDING THE CURRENT AGREEMENT AND THE ADVISER

Last Submission of Current Agreement for Shareholder Approval and Reason for Submission	Annual Advisory Fee Rate Schedule (as a % of Daily Net Assets During the Month for Both the Current Agreement and the New Agreement)	Date of Current Agreement	Description of Board Action Regarding Current Agreement Since Beginning of the Trust's Last Fiscal Year
December 5, 2013 (initial shareholders approved Current Agreement)	0.90%	September 12, 2013	September 12, 2013, Board approved initial agreement.

The aggregate advisory fee paid to Pine Grove Asset Management LLC (“Pine Grove” or the “Adviser”) by the Trust for fiscal year ended March 31, 2014 was $122,140.

Principal Executive Officer of the Adviser:  Matthew Stadtmauer is the President of Pine Grove located at 25 DeForest Avenue, Summit, NJ 07901.

Managing Members of the Adviser:*
1.	Matthew Stadtmauer
2.	Thomas N. Williams

*   The business address of each managing member is c/o Pine Grove Asset Management LLC, 25 DeForest Avenue, Summit, NJ 07901.

EXHIBIT C

NOMINATING COMMITTEE CHARTER

SECTION 1. MEMBERSHIP

(A) The Nominating Committee of the Board shall be composed of Independent Trustees who are appointed by the Board from time to time.

(B) The Chairperson of the Committee shall be appointed by the Board from time to time from amongst the members of the Committee.

SECTION 2. PURPOSE

(A) The Committee shall oversee the composition of both the Board and the various committees of the Trust to ensure that these positions are filled by competent and capable candidates.

(B) The Committee shall ensure that the selection of each Trustee is conducted in such a fashion so as to enhance the independence of the Independent Trustees whose primary loyalty is to the shareholders of each Fund.

SECTION 3. DUTIES AND POWERS

(A) The Committee shall review candidates for, and make nominations of Independent Trustees. In carrying out this duty, the Committee shall: (i) evaluate candidates' qualifications and their independence from the Advisers and other service providers; (ii) select persons who are “independent” in terms of both the letter and the spirit of the 1940 Act; and (iii) consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers.

(B) The Committee shall periodically review the composition of the Board to determine whether for any reason it may be appropriate to add new Trustees.

(C) The Committee shall review the membership of each committee established by the Board.

SECTION 4. CRITERIA FOR NOMINEE CANDIDATES

The Committee may take into account a wide variety of criteria in considering candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry; (ii) the candidate's educational background; (iii) the candidate's reputation for high ethical standards and personal and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise adds value to the Funds; (v) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Funds; (vi) the candidate's independence for purposes of the Investment Company Act of 1940, as amended; and (vii) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

SECTION 5. PROCEDURAL MATTERS

(A) The Committee shall meet periodically as it deems necessary.

(B) A quorum for a Committee meeting shall be equal to fifty percent (50%) of the Committee members.

(C) The Committee shall review its operations periodically and recommend changes to this Charter to the Board as appropriate.

(D) The Committee shall prepare minutes of and report to the Board with respect to its meetings.

(E) The Committee shall have the authority to make reasonable expenditures related to its duties, including expenditures to retain experts and counsel, and those expenditures will be reimbursed by the Trust.

EXHIBIT D

INFORMATION ABOUT THE TRUST’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORT OF AUDIT COMMITTEE

Information about the Trust’s Independent Registered Public Accounting Firm

The Trust’s independent registered public accountant is Rothstein Kass LLP (“Rothstein”).  Rothstein has confirmed to the Audit Committee that they are independent auditors with respect to the Trust.  Representatives of Rothstein are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Certain information concerning the fees and services provided by Rothstein to the Trust and the Adviser and its affiliates for the most recently completed fiscal year of the Trust is provided below.  The Trust commenced operations during its fiscal year ended March 31, 2014. The Audit Committee is responsible for the engagement, compensation, and oversight of  Rothstein.  The Audit Committee is required to pre-approve all audit and permitted non-audit services performed by Rothstein for the Trust in accordance with the Audit Committee Charter and the 1940 Act and makes a determination with respect to Rothstein’s independence each year.  None of the services provided to the Trust or described under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements.

The following table sets forth the aggregate fees billed by Rothstein for professional services rendered to the Trust during the fiscal year ended March 31, 2014:

	Aggregate Fees Billed to the Trust	Fees Required to be Pre-Approved by the Trust’s Audit Committee
Audit Fees	$12,500	$31,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Aggregate Non-Audit	$0	$0

Audit Fees.  The aggregate fees billed by Rothstein for the audit of the annual financial statements in connection with statutory and regulatory filings.

Audit-Related Fees.  The aggregate fees billed by Rothstein for assurance and related services reasonably related to the performance of the annual audit or review of a Trust’s financial statements (and not reported above).

Tax Fees.  The aggregate tax fees billed by Rothstein for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance.

All Other Fees.  The aggregate fees billed by Rothstein for products and services provided by Rothstein to the Trust, other than the services reported above.

Aggregate Non-Audit Fees.  The aggregate non-audit fees were for tax fees billed by Rothstein for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance.  All non-audit services rendered were pre-approved by the Audit Committee. As such, the Audit Committee has considered these services in maintaining Rothstein’s independence.

Fees from Adviser and Affiliates.  During the Trust’s fiscal year ended March 31, 2014, Rothstein did not provide any non-audit services to, and thus did not receive any non-audit fees from, the Adviser or any entity controlling or controlled by or under common control with the Adviser that provides ongoing services to the Trust.

In connection with the Transaction, the Adviser has retained Rothstein to prepare audited financial statements of the Adviser.  The fees for these audit services are estimated to be $65,000.  The Audit Committee has pre-approved these services and fees, and considered whether the provision of these services to the Adviser is compatible with Rothstein's independence with respect to the Trust.

Report of the Audit Committee

The Trust’s financial statements for the fiscal year ended March 31, 2014 were audited by Rothstein.  The Trust’s Audit Committee has reviewed and discussed the audited financial statements of the Trust with management of the Trust. The Audit Committee has further discussed with Rothstein the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.  The Audit Committee has also received the written disclosures and the letter from Rothstein required by the applicable requirements of the Public Company Accounting Oversight Board regarding Rothstein’s communications with the Audit Committee concerning independence, and has discussed Rothstein’s independence with Rothstein. Based on the foregoing review and discussions, the Trust’s Audit Committee has recommended to the Board that the audited financial statements of the Trust for the fiscal year ended March 31, 2014 be included in the Trust’s most recent annual report.

At a meeting held on May 19, 2014, the Board, including a majority of the Independent Trustees, selected Rothstein to act as independent registered public accounting firm for the Trust for the fiscal year ending March 31, 2015.

Members of the Audit Committee

Boris Onefater, Chairman of the Audit Committee,
Jonathan Morgan, Member of the Audit Committee

EXHIBT E

AUDIT COMMITTEE CHARTER

SECTION 1.                                MEMBERSHIP

(A)           The Audit Committee of the Board shall be composed of Trustees who  (i) are Independent Trustees and (ii) who, other than in the Trustee’s capacity as a member of the Committee, the Board, or any other Board committee, do not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Trust or any subsidiary thereof, each as appointed by the Board from time to time and (iii) each member of the Audit Committee shall be able to read and understand a fundamental financial statement, including a balance sheet, income statement and cash flow statement.

(B)           The Board shall determine annually whether any member of the Audit Committee is an "audit committee financial expert" as defined in Item 3 of Form N-CSR.

(C)           The Chairperson of the Committee shall be appointed by the Board from time to time from amongst the members of the Committee.

SECTION 2.                                PURPOSE

(A)           The Committee shall oversee (and assist the Board in overseeing) the accounting and financial reporting policies and practices of the Trust and the Funds, their internal controls over financial reporting and, as appropriate, the internal controls of certain Service Providers.

(B)           The Committee shall oversee the quality and objectivity of the Funds’ financial statements and independent audits thereof and shall oversee the preparation of Form N-CSR.

(C)           The Committee shall act as liaison between the Funds and the Auditor(s) and the Board.

(D)           The Committee shall review the activities of the Trustees, Officers and other related parties (such as Affiliated Persons), whether under the Code of Ethics or otherwise with a goal to eliminate material conflicts of interest.

(E)           The Committee shall assist the Board with oversight of the Trust’s compliance with legal and regulatory requirements.

SECTION 3.                                DUTIES AND POWERS

(A)           The Auditor(s) shall ultimately be accountable to the Board and the Committee shall be directly responsible for the appointment, termination, compensation, and oversight of the work of the Auditor(s) (including resolution of disagreements between the Trust's management and the Auditor(s)) and shall pre-approve all audit services and "permissible non-audit services" (as that term is defined by SEC rules) rendered to (i) a Fund or (ii) to the Investment Manager, and Adviser or their Affiliated Persons that provide ongoing services to the Trust if such engagement relates to the operations and financial reporting of the Trust.  Pre-approval by the Committee of permissible non-audit services is not required if: (x) the aggregate amount of all such permissible non-audit services provided to the Trust constitutes not more than 5% of the total amount of revenues paid by the Trust to an Auditor during the fiscal year in which the permissible non-audit services are provided; (y) the permissible non-audit services were not recognized by the Trust at the time of the engagement to be non-audit services; and (z) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its authorized delegates.

(B)           The Committee shall disclose all audit and non-audit services to the Administrator to help ensure disclosure of those services in the Trust's regulatory filings. The Committee is responsible for ensuring that the Auditor(s) submit(s) on a periodic basis to the Committee a formal written statement delineating all relationships between the Auditor(s) and the Trust and that the Committee is responsible for actively engaging in a dialogue with the Auditor(s) with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditor(s) and for recommending that the Board take appropriate action in response to the Auditor(s)’ report to satisfy itself of the Auditor(s)’ independence.

(C)           The Committee shall consider all relevant facts and circumstances when considering the appointment of the Auditor(s) and their independence. The Committee shall specifically consider: (i) the fees paid to the Auditor(s) by the Investment Manager, Advisers and their affiliates for audit and non-audit services and (ii) whether the Trust's officers were employed by the Auditor(s) and participated in any capacity in the audit of the Trust within one year of the audit under engagement.

(D)           The Committee shall meet separately with the Auditor(s) to (i) review the arrangements and scope of any audit; (ii) discuss matters of concern relating to the Trust's financial statements (including  the Management Discussion and Analyses), any adjustments to such statements recommended by the Auditor(s), or other results of any audit; (iii) consider the Auditor(s) comments with respect to the Trust's financial policies, procedures, and internal accounting controls; (iv) review any form of opinion that the Auditor(s) propose to render to the Trust; and (v) evaluate the independence of the Auditor(s).

(E)           The Committee shall review with management the results of each annual audit and, as necessary, any concerns relating to the Trust's financial statements, including: (i) any adjustments to such statements recommended by the Auditor(s), or other results of any audit; (ii) the Auditor(s) comments with respect to the Trust's financial policies, procedures, and internal accounting controls and management's responses thereto; and (iii) any other disclosures reported to the Committee by the Auditor(s).  The Committee shall also discuss with Trust management the implementation of any recommendations made by the Auditor(s) regarding the Trust's financial policies.

(F)           The Committee shall review all disclosures made by the Officer’s certifying the Trust's Form N-CSR to the Committee, based on such Officers' most recent evaluation as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Trust's ability to record, process, summarize, and report financial data and weaknesses in internal control, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Trust internal controls.

(G)           The Committee shall consider the effect upon the Trust of any changes in accounting principles or practices proposed by the Administrator or the Auditor(s).

(H)           The Committee shall investigate (i) complaints received by the Trust regarding the Trust's accounting, internal accounting controls, or auditing matters; (ii) violations of the Trust’s Code of Ethics; and (iii) submissions by employees of the Trust or Service Providers regarding concerns about accounting or auditing matters (collectively "Reports").  Submissions may be made to any Audit Committee member or Independent Trustee Counsel, will be treated confidentially and may be made anonymously.

(1)           Upon receipt of a Report, the Committee shall meet by telephone or in person regarding the matters set forth in the Report.  The Committee may retain or request the assistance of the Trustee Counsel or such other attorney as appropriate when reviewing matters set forth in a Report.

(2)           If the Committee determines that further investigation of the matters set forth in the Report is necessary or appropriate, the Committee shall:

(a)           Notify the Board;

(b)           Initiate an investigation, which may be conducted by an appropriate attorney; and

(c)           Retain such additional expert personnel as the Committee deems necessary.

(3)           At the conclusion of the Committee's review of matters set forth in a Report, the Committee shall:

(a)           Meet by telephone or in person;

(b)           Acting by a majority vote, determine what, if anything, is the Committee's recommendation with respect to the Trust implementing an appropriate response to the complaint; and

(c)           Inform the PEO and PFO and the Board of the results of the investigation and the appropriate remedial measures recommended.

(I)           At least annually, the Committee shall obtain and review a report by the Auditor describing: (i) the Auditor’s internal quality control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and (iii) any steps taken to deal with any such issues; and (to assess the Auditor's independence) all relationships between the independent auditor and the Trust.

(J)           The Chairperson shall address other matters that come to the Committee's attention.

(K)           The Committee shall report to the Board from time to time and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

SECTION 4.                                STANDARDS OF PROFESSIONAL CONDUCT FOR ATTORNEYS

(A)           The Committee's duties and powers with respect to this Section 4 shall be subject to and read in conjunction with the Attorney Conduct Rules (17 Code of Federal Regulations §205.1 et. seq.).

(B)           Reports (as defined below) may from time to time be delivered to any member of the Committee.  If the Report is not in writing, the Committee member receiving the Report shall promptly request the Secretary of the Trust to summarize the Report in writing and submit it to the member. The Committee member that receives a Report shall promptly notify all of the other members of the Committee and shall deliver to each other member copies of the Report (or a summary thereof).

(C)           The Committee shall inform the PEO promptly if the Committee receives a report (a "Report"):

(1)           From an attorney;

(2)           Of evidence of the material violation of any law, or breach of a fiduciary duty;

(3)           Which violation or breach is (i) by the Trust or (ii) related to the Trust and by a Trustee, officer, employee or agent of the Trust;

provided, that the Committee need not inform the PEO of the Committee's receipt of a Report if the attorney who delivered the Report has notified the Committee that in the attorney's opinion it would be futile to deliver the Report to the PEO.

(D)           Upon receipt of a Report, the Committee shall meet to address the matters set forth in the Report.

(E)           If the Committee determines that further investigation of the matters set forth in a Report is necessary or appropriate, the Committee shall (i) notify the Audit Committee or the Board and (ii) initiate an investigation

(F)           At the conclusion of the Committee's review of matters set forth in a Report, the Committee shall:

(1)           Meet and, acting by a majority vote, determine the Committee's recommendation with respect to the Trust implementing an appropriate response to evidence of a material violation of law or breach of fiduciary duty; and

(2)           Inform the PEO and the Board of the results of the investigation and the appropriate remedial measures recommended.

(G)           The Committee shall take all other appropriate action, including notifying the SEC in the event that the Trust fails in any material respect to implement an appropriate response that the Committee has recommended the Trust take.

SECTION 5.                                ANNUAL SELF ASSESSMENT

The Committee shall conduct an annual self-assessment and performance evaluation with the assistance of Independent Trustee Counsel and such other persons as the Board deems advisable.  The assessment may be done in conjunction with the annual assessment required by the Board under the Board Governance Policy.

SECTION 6.                                PROCEDURAL MATTERS

(A)           The Committee shall meet periodically as it deems necessary when a meeting is called by the Chairperson or by any other member of the Committee.

(B)           The Committee shall meet with the Auditor(s) at least annually.

(C)           A quorum for a Committee meeting shall be equal to fifty percent (50%) of the Committee members.

(D)           The Committee shall review its operations periodically and recommend changes to this Charter to the Board as appropriate.

(E)           The Committee shall prepare minutes and report to the Board with respect to all of its meetings.

(F)           The Committee shall have the authority to make reasonable expenditures related to its duties, including expenditures to retain experts and counsel, and those expenditures will be reimbursed by the Trust.

(G)           The Committee shall report to the Board any material limitation on its members of access to the Trust's other Trustees or to the Officers, Auditor(s), Trustee Counsel and Fund Counsel.

(H)           Written materials related to Reports shall be delivered to and retained by the Committee (through the Administrator or otherwise) or an appropriate attorney for six years, the first two years in a reasonably accessible location.

Pine Grove Alternative Institutional Fund-Proxy Card c/o Atlantic Fund Services Three Canal Plaza, Suite 600 Portland, Maine 04101	IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.
To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.[__________].com
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call (908) 273-6321
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Pine Grove Alternative Institutional Fund (the “Trust”)

SPECIAL MEETING PROXY CARD

Proposal to Approve a New Investment Advisory Agreement.	For Against Abstain

1.
To approve a new Investment Advisory Agreement between the Trust, and Pine Grove Asset Management, LLC to become effective upon the Closing of the Transaction as described in the Proxy Statement (Item 1 of Notice).

Proposal to Elect New Additional Independent Trustee	For Against Abstain

2.	To approve the election of Mattia Auriemma, the new Nominee, to serve as an independent trustee to the Trust's Board of Trustees.

Other Matters.

3.	In the discretion of the proxies named on the reverse side, to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) on the mailing label. Corporate proxies should be signed by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.[__________].com.

Proxy

PROXY SOLICITED BY THE BOARD OF TRUSTEES PROXY FOR 2014 SPECIAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints Jennifer Babsin Neirick, Matthew Stadtmauer and J. Michael Herring, or any one or more of them, attorneys and proxies, each with full power of substitution and revocation, to vote all shares of the Fund indicated on the reverse side of this proxy card which the undersigned is entitled to vote at the Fund’s 2014 Special Meeting of Shareholders to be held at the offices of Pine Grove Asset Management LLC, 25 DeForest Avenue, Summit, NJ 07901, on July 23, 2014 at 10 a.m. Eastern time and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the Proxy Statement for the Meeting, receipt of which is acknowledged by your execution of this proxy.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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